The Tax-Exempt Fund of Virginia® Summary prospectus October 1, 2015 (as supplemented March 18, 2016)

Class A	B	C	F-1	F-2
TFVAX	TEVBX	TEVCX	TEVFX	TEFFX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at americanfunds.com/prospectus. You can also get this information at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. The current prospectus and statement of additional information, dated October 1, 2015 (as supplemented to date), are incorporated by reference into this summary prospectus.

Investment objectives

The fund’s primary investment objective is to provide you with a high level of current income exempt from regular federal and Virginia state income taxes. Its secondary objective is preservation of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 32 of the prospectus and on page 61 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
	Share classes
	A	B	C	F-1 and F-2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.75%	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00*	5.00%	1.00%	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none
Redemption or exchange fees	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	B	C	F-1	F-2
Management fees	0.33%	0.33%	0.33%	0.33%	0.33%
Distribution and/or service (12b-1) fees	0.25	0.99	1.00	0.25	none
Other expenses	0.08	0.07	0.12	0.19	0.20
Total annual fund operating expenses	0.66	1.39	1.45	0.77	0.53
*	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.

The Tax-Exempt Fund of Virginia / Summary prospectus 1

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$440	$578	$729	$1,167
B	642	840	961	1,469
C	248	459	792	1,735
F-1	79	246	428	954
F-2	54	170	296	665

For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$142	$440	$761	$1,469
C	148	459	792	1,735

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal investment strategies

The fund seeks to achieve its objectives by primarily investing in municipal bonds issued by the Commonwealth of Virginia and its agencies and municipalities. Consistent with the fund’s objectives, the fund may also invest in municipal securities that are issued by jurisdictions outside Virginia. Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities.

Under normal circumstances, the fund will invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from both regular federal and Virginia income taxes and that do not subject you to federal alternative minimum tax. The fund may also invest up to 20% of its assets in securities that may subject you to federal alternative minimum tax. The fund is intended primarily for taxable residents of Virginia.

The fund will invest primarily in debt securities rated BBB- or better or Baa3 or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. The fund may also invest in lower quality, lower rated debt securities rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Such securities are sometimes referred to as “junk bonds.” Some of the securities in which the fund invests may have credit and liquidity support features, including guarantees and letters of credit.

The Tax-Exempt Fund of Virginia / Summary prospectus 2

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is by analyzing various factors, which may include the credit strength of the issuer, prices of similar securities issued by comparable issuers, anticipated changes in interest rates, general market conditions and other factors pertinent to the particular security being evaluated. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

On March 17, 2016, the Board of Trustees of The American Funds Tax-Exempt Series I (the “Series”) unanimously determined that the reorganizations of The Tax-Exempt Fund of Maryland (“TEFMD”) and The Tax-Exempt Fund of Virginia (“TEFVA”) with and into The Tax-Exempt Bond Fund of America® (“TEBF”) would be in the best interests of the funds. If the reorganizations are consummated as proposed, shareholders of TEFMD and TEFVA would become shareholders of TEBF. TEBF is a national municipal bond fund, which seeks to provide investors with a high level of current income exempt from federal income tax, consistent with the preservation of capital.

The proposed reorganizations are subject to shareholder approval. Accordingly, it is anticipated that in late April 2016, shareholders of TEFMD and TEFVA will receive a combined proxy statement and prospectus regarding the proposed reorganizations, as well as other related materials. These materials will provide further information regarding TEBF and the proposed reorganizations and will request shareholder votes on the relevant reorganization. Neither fund’s reorganization is contingent upon the approval of the other fund’s shareholders. If approved by shareholders, the proposed reorganizations are expected to take effect on or about June 17, 2016. No new purchases of shares of either TEFMD or TEFVA will be accepted within five business days of the effective date of the proposed reorganizations. If both reorganizations are effected on June 17, 2016, as is currently planned, no new purchase of TEFMD or TEFVA shares will be accepted as of June 13, 2016.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Risks of investing in municipal bonds issued in the state of Virginia — Because the fund invests primarily in securities of issuers in the state of Virginia, the fund is more susceptible to factors adversely affecting issuers of the state’s securities than a comparable municipal bond mutual fund that does not concentrate its investments in a single state. For example, Virginia is affected by changes in levels of federal funding and financial support of certain industries, as well as by federal spending cutbacks due to the large number of residents who are employed by the federal government. In addition, the state is dependent on certain economic sectors. Virginia’s economy is largely dependent on the government and service sectors, followed by wholesale and retail trade, manufacturing, finance, insurance and real estate. To the extent there are changes to any of these sectors, the fund may be adversely impacted. More detailed information about

The Tax-Exempt Fund of Virginia / Summary prospectus 3

the risks of investing in Virginia municipal securities is contained in the statement of additional information.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in municipal securities — The yield and/or value of the fund’s investments in municipal securities may be adversely affected by events tied to the municipal securities markets, which can be very volatile and significantly impacted by unfavorable legislative or political developments and negative changes in the financial conditions of municipal securities issuers and the economy. To the extent the fund invests in obligations of a municipal issuer, the volatility, credit quality and performance of the fund may be adversely impacted by local political and economic conditions of the issuer. For example, a credit rating downgrade, bond default or bankruptcy involving an issuer within a particular state or territory could affect the market values and marketability of many or all municipal obligations of that state or territory. Income from municipal securities held by the fund could also be declared taxable because of changes in tax laws or interpretations by taxing authorities or as a result of noncompliant conduct of a municipal issuer. Additionally, the relative amount of publicly available information about municipal securities is generally less than that for corporate securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

The Tax-Exempt Fund of Virginia / Summary prospectus 4

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the fund could cause the values of these securities to decline.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in similar municipal bonds — Investing significantly in municipal obligations of issuers in the same state or backed by revenues of similar types of projects or industries may make the fund more susceptible to certain economic, political or regulatory occurrences. As a result, the potential for fluctuations in the fund’s share price may increase.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of market results. This information provides some indication of the risks of investing in the fund. The Lipper Virginia Municipal Debt Funds Average includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

The Tax-Exempt Fund of Virginia / Summary prospectus 5

Average annual total returns For the periods ended December 31, 2014 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A − Before taxes	8/14/1986	3.29%	3.40%	3.32%	5.18%
− After taxes on distributions		3.29	3.40	3.32	N/A
− After taxes on distributions and sale of fund shares		3.25	3.37	3.34	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
B	3/15/2000	1.55%	3.07%	3.10%	4.06%
C	4/18/2001	5.50	3.37	2.90	3.45
F-1	4/04/2001	7.20	4.06	3.61	3.88
F-2	8/01/2008	7.47	4.34	N/A	4.65

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
Barclays Virginia Municipal Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	7.97%	4.32%	4.47%	N/A
Lipper Virginia Municipal Debt Funds Average (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	9.33	3.94	3.60	5.51%
Class A annualized 30-day yield at July 31, 2015: 1.56% (For current yield information, please call American FundsLine® at (800) 325-3590.)

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Brenda S. Ellerin President	22 years	Partner – Capital Fixed Income Investors
Chad M. Rach	3 years	Partner – Capital Fixed Income Investors

The Tax-Exempt Fund of Virginia / Summary prospectus 6

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation. The fund’s portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Purchase and sale of fund shares

The minimum amount to establish an account for all share classes is $1,000 and the minimum to add to an account is $50.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com.

Tax information

Fund distributions of interest on municipal bonds are generally not subject to federal income tax. However, the fund may distribute taxable dividends, including distributions of short-term capital gains, which are subject to federal taxation as ordinary income. Moreover, interest on certain bonds may be subject to the federal alternative minimum tax. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains.

It is anticipated that federally exempt-interest dividends paid by the fund and derived from interest on bonds exempt from Virginia income tax will also be exempt from Virginia state and local income taxes. To the extent the fund’s dividends are derived from interest on debt obligations not exempt from Virginia income tax, such dividends will be subject to Virginia state and local income taxes. Moreover, any federally taxable dividends and capital gain distributions may also be subject to state and local taxes.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

MFGEIPX-025-0316P Litho in USA CGD/RRD/8019	Investment Company File No. 811-04653

The Tax-Exempt Fund of
  Maryland®

The Tax-Exempt Fund of
  Virginia®

Summary Prospectus and
Prospectus Supplement

March 18, 2016

(for summary prospectuses and
prospectus dated October 1, 2015, as
supplemented to date)

The following is added to the “Principal investment strategies” section in the summary prospectus for each of the funds listed above and the “Principal investment strategies” section in the applicable summary portion of the prospectus for the funds listed above:

On March 17, 2016, the Board of Trustees of The American Funds Tax-Exempt Series I (the “Series”) unanimously determined that the reorganizations of The Tax-Exempt Fund of Maryland (“TEFMD”) and The Tax-Exempt Fund of Virginia (“TEFVA”) with and into The Tax-Exempt Bond Fund of America® (“TEBF”) would be in the best interests of the funds. If the reorganizations are consummated as proposed, shareholders of TEFMD and TEFVA would become shareholders of TEBF. TEBF is a national municipal bond fund, which seeks to provide investors with a high level of current income exempt from federal income tax, consistent with the preservation of capital.

The proposed reorganizations are subject to shareholder approval. Accordingly, it is anticipated that in late April 2016, shareholders of TEFMD and TEFVA will receive a combined proxy statement and prospectus regarding the proposed reorganizations, as well as other related materials. These materials will provide further information regarding TEBF and the proposed reorganizations and will request shareholder votes on the relevant reorganization. Neither fund’s reorganization is contingent upon the approval of the other fund’s shareholders. If approved by shareholders, the proposed reorganizations are expected to take effect on or about June 17, 2016. No new purchases of shares of either TEFMD or TEFVA will be accepted within five business days of the effective date of the proposed reorganizations. If both reorganizations are effected on June 17, 2016, as is currently planned, no new purchase of TEFMD or TEFVA shares will be accepted as of June 13, 2016.

Keep this supplement with your summary prospectus or prospectus.

Lit. No. MFGEBS-174-0316P Printed in USA CGD/AFD/10039-S52895